John Hancock Declaration Trust
                 Supplement to the Prospectus dated May 1, 1999


John Hancock V.A. Mid Cap Growth Fund

For the John Hancock V.A. Mid Cap Growth Fund, the "Portfolio Managers" section has been changed as follows:


         PORTFOLIO MANAGER

         Barbara C. Friedman, CFA
         ------------------------

         Joined team in 1998
         Joined adviser in 1998
         Began career in 1973




June 7, 1999